UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2022

KL Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-39850	85-2734828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West 33rd Street

Suite 1910

New York, NY 10120

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 782-3482

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	KLAQU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	KLAQ	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	KLAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment”) amends the current report on Form 8-K filed by KL Acquisition Corp (the “Company”) with the U.S. Securities and Exchange Commission on December 20, 2022 (the “Original Filing”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

              This Amendment supplements the Original Filing to include that in connection with the approval and implementation of the Charter Amendment (as defined in the Original Filing), the holders of 28,391,446 Public Shares (as defined in the Original Filing) exercised their right to redeem their shares for cash at a redemption price of approximately $10.10 per share, for an aggregate redemption amount of approximately $286,474,556.

Item 8.01 Other Events.

Following the redemptions in connection with the approval and implementation of the Charter Amendment, the total amount held in the Trust Account (as defined in the Original Filing) was approximately $3,617,871. The Company estimates that the total Redemption Amount (as defined in the Original Filing) will be approximately $3,617,871, and the per-share Redemption Amount will be approximately $10.10.

In addition, this Amendment amends the Original Filing to correct the expected date to redeem all remaining Public Shares of the Company, as announced in the Company’s press release issued on December 20, 2022, from December 22, 2022 to December 29, 2022.

This Amendment speaks as of the original filing date of the Original Filing and does not modify or update in any way any other disclosures made in the Original Filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2022

KL Acquisition Corp

By:	/s/ Doug Logigian
	Name:	Doug Logigian
	Title:	Chief Executive Officer and Chairman